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                                                                      EXHIBIT 1

                              EMPLOYMENT AGREEMENT

        This Agreement made as of the 17th day of October, 1996, by and between ADVANCED VIRAL RESEARCH CORP., a Delaware corporation, with offices located at 1250 East Hallandale Beach Blvd., Hallandale, FL 33009, a Florida corporation (the "Corporation") and DR. SHALOM Z. HIRSCHMAN, with an address at 5240 Blackstone Avenue, Riverdale, New York 10471 (the "Employee"):

                             W I T N E S S E T H:

        In consideration of the covenants and agreements herein contained and the monies and other compensation to be paid to Employee hereunder, the Corporation agrees to hire the Employee, and the Employee agrees to become an employee of and provide services to the Corporation upon the following terms and conditions:

        1.   Duties of Employee and Corporation:

        (a) The Employee is hereby employed by the Corporation to serve in the capacity of Chief Executive Officer and President. The Corporation shall cause Employee to be nominated to serve as a director of the Corporation for the duration of his term of employment as set forth herein, and any extension or amendment of this Agreement.

        (b) During the term of the Agreement, Dr. Bernard Friedland and William Bregman agree that they shall vote all shares owned or voted by them in favor of Employee as a member of the Board of Directors of the Corporation. This Agreement by Dr. Friedland and Mr. Bregman shall not restrict or otherwise limit their right to sell their shares to third parties without restriction.

        (c) In addition to the foregoing duties, Employee shall also serve as the Corporation's Chief Scientific Officer and Chairman of its Scientific Advisory Board, which Scientific Advisory Board the Corporation shall authorize to be established as soon after the effective date of this Agreement and the commencement of the Employee's duties hereunder as may be reasonably practicable consistent with the Board of Directors' discretion.

        (d) It is expressly agreed by the parties that the duties of the Employee, in his capacity as Chief Executive Officer,


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President and a director of the Corporation shall include supervising day to day operations of the Corporation, including management of scientific, medical, financial, regulatory and corporate matters.

        (e) It is expressly agreed that Employee's duties shall also include the authority to establish an appropriate laboratory, executive and other facilities for the Corporation, consistent with its business goals and objectives, as well as its financial resources. The Employee is also authorized and directed by this Agreement to lead the Corporation's efforts to raise additional capital by means consistent with and appropriate to the Corporation's objectives, as determined from time to time by its Board of Directors. Nothing contained herein shall require Employee to relocate outside of the New York metropolitan area.

        (f) During the term of this Agreement, Employee shall take no action which shall preclude Bernard Friedland and William Bregman from being nominees as directors of the Corporation and Employee shall vote all shares owned or voted by him in favor of Bernard Friedland and William Bregman as members of the Board of Directors of the Corporation.


     2. Devotion of Time to Employment: The Employee shall devote his full business time and attention to the business and affairs of the Corporation as shall be necessary to carry out his duties hereinabove, and as may be amended from time to time consistent with the Corporation's business development.

     3. Compensation and Benefits:

        (a) The Corporation shall pay to the Employee as compensation for his services an annual salary at $325,000 per year, payable in equal monthly installments commencing October 17th, 1996.

        (b) The Corporation, during the term of this Agreement only, shall purchase, at its expense, a major medical insurance policy, disability policy and dental policy insuring the Employee and his dependents, which policy shall be reasonably acceptable to the parties hereto. The Corporation shall also purchase a term life insurance policy at least in the amount $1,000,000, with a beneficiary to be designated by the Employee, and Employee shall cooperate with the Corporation to purchase a "key man" life insurance



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policy, with the Corporation as beneficiary.

        (c) The Corporation agrees that, in addition to presently outstanding Options granted to Employee, it shall take such action as may be necessary to permit Employee to be entitled to participate in stock option or stock bonus plans or similar plans including plans for stock appreciation rights (SAR's) as are established by the Corporation (collectively, the "Stock Plans").

     4. Term of Agreement: Subject to the provisions of paragraph 10 hereof regarding termination, the term of this employment shall commence on the date first set forth above, and shall continue thereafter for a period of three (3) years unless extended by the parties hereto, provided, however, that this Agreement may be terminated by either party if the Corporation does not receive, on or before December 31, 1997, funding from whatever source (the "Funding") of at least $3,000,000, excluding traditional institutional and/or bank debt financing and excluding the proceeds received by the Corporation upon the Employee's exercise of stock options or the Employee's purchase of any of the Corporation's securities. In the event either party terminates this Agreement as a result of the Corporation not receiving the Funding, all Stock Rights (as defined hereinbelow) granted to Employee subsequent to the date of this Agreement may be canceled by the Corporation.

     5. Automobile: The Corporation shall lease or purchase for the Employee, at Employee's discretion, an automobile selected and to be used by Employee, having a list price not in excess of $40,000, it being understood and agreed that such automobile shall be necessary by Employee in the conduct of the Corporation's business as a condition of his employment. The Corporation shall pay for all gas, oil, repairs, and maintenance, as well as the lease or purchase payments, as applicable.

     6. Reimbursable Expenses: Except as herein otherwise provided, the Corporation shall reimburse the Employee for all expenses, or the Employee is entitled to charge to the Corporation all expenses incurred by him, in and about the course of his employment by the Corporation, provided that said expenses are deductible under the current tax law and sufficient proof is furnished by Employee. Such


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expenses shall include but not be limited to:

        (a) License fees, membership dues in professional organizations, and subscriptions to professional journals.

        (b) The Employee's necessary travel, hotel and entertainment expenses incurred in connection with overnight, out-of-town trips for educational, professional, financial, or other related meetings, and/or in connection with other events that contribute to the benefit of the Corporation in the reasonable determination of the Employee.

        (c) The Employee's necessary travel and entertainment expenses in connection with in-town events for education, professional, financial, or other related meetings or in connection with other events that contribute to the benefit of the Corporation in the reasonable determination of the Employee.

        (d) All other expenses that may be pre-approved by the Board of Directors.

     7. Vacation: The Employee shall be entitled to such vacation as shall be authorized by the Corporation from time to time, but not less than four (4) weeks during each calendar year.

     8. Sick or Other Leave: The Employee shall be entitled to such sick or other leave on the same basis as the Corporation shall establish for all its employees.

     9. Patents: The parties agree that if any patents shall be developed by Employee or any patents shall result from the knowledge Employee acquires while performing his duties to the Corporation under this Agreement, Employee agrees to assign such patents to the Corporation.


    10. Termination of Agreement:

        (a)  The Corporation may terminate this Agreement at any time
"for cause" if: the Employee becomes unfit to properly render services to Corporation hereunder because of alcohol or drug related abuses, as defined under and is consistent with applicable laws: conviction of a crime of moral turpitude that constitutes a felony under federal or state law; material breach of this Agreement which is


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not cured within sixty (60) days after written notice is given by Corporation to Employee. Such termination except for material breach shall be effective sixty (60) days after the delivery of written notice thereof to the Employee, or at such later time as may be designated in said notice. The Employee shall vacate the offices of the Corporation on or before such effective date unless such termination for cause may be subject to cure by Employee. All compensation due hereunder shall cease as of said effective date of the termination, except accrued compensation that shall remain unpaid at such date, and except for the continued right of Employee to exercise stock options, or receive benefits under stock bonus plans or SAR's (collectively, the "Stock Rights") as shall be vested at the date of any termination hereunder, subject to the discretion of the Board of Directors to cancel such Stock Rights.


        (b) (i) The Employee may elect to terminate this Agreement at any time for cause provided he delivers written notice of such intention to terminate not less than sixty (60) days prior to the date of such termination. As used in this subparagraph 10(b)(i), the term "for cause" shall mean if Corporation materially changes Employee's duties, responsibilities or working conditions or takes any other actions which impede Employee in the performance of his duties hereunder. If the Employee terminates this Agreement for cause, Corporation shall be required to pay Employee the compensation, remuneration, benefits and allowance and expenses specified in paragraphs 3, 5, 6 and 7 hereinabove for the remainder of the term of this Agreement

            (ii) The Employee may elect to terminate this Agreement at any time not for cause provided he delivers written notice of such intention to terminate not less than sixty (60) days prior to the date of such termination. All compensation and other benefits, including Stock Rights granted after the date of this Agreement, shall cease and be cancelled as of the effective date specified in such notice.

  11. Limitations on Authority: Without the express written consent from the Board of Directors of the Corporation, and other than in the ordinary course of business, the Employee shall have no apparent or implied authority to:



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        (a)  Pledge the credit of the Corporation or any of its other employees.

        (b) Bind the Corporation under any note, mortgage or other monetary obligation under a monetary instrument.

        (c) Release or discharge any debt due the Corporation unless the Corporation has received the full amount thereof.

        (d) Sell, mortgage, transfer or otherwise dispose of all or substantially all of the assets of the Corporation.

  12.   Covenant Not to Compete and Confidentiality:

        (a) In order to induce Corporation to enter into an employment relationship, but if and only if this Agreement is terminated by Corporation for cause as specified in paragraph 10(a) or by Employee without cause as specified in paragraph 10(b)(ii) and under no other circumstance, Employee covenants and agrees for a period of three (3) year after termination of Employee's employment, Employee will not directly or indirectly, as sole proprietor, independent contractor, employee, consultant, agent, partner or joint venturer, or as an officer, director, stockholder, agent, servant or employee of any firm, person, entity, partnership or corporation, or otherwise, engage or participate in or attempt to engage or participate in any manner in the same, a similar or a directly or indirectly competitive business, to that of Corporation.

        (b) If and only if this Agreement is terminated by Corporation for cause as specified in paragraph 10(a) or by Employee without cause as specified in paragraph 10(b)(ii) and under no other circumstance, for a period of one (1) year from and after the termination of Employee's employment, the Employee agrees that he shall refrain from soliciting and shall not, directly or indirectly, as sole proprietor, independent contractor, employee, consultant, agent, partner, or joint venturer, or as an officer, director, stockholder, agent or employee of any firm, person, entity, partnership or corporation, or otherwise solicit the employees of the Corporation to leave the service of Corporation.

        (c) The parties agree that all information concerning the Corporation's product, RETICULOSE, is highly confidential and is the sole and exclusive property of the Corporation. The parties


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acknowledge that Employee shall have access to confidential information concerning the Corporation and specifically concerning RETICULOSE, including methodology of manufacture of RETICULOSE, among other confidential data and information. Employee expressly agrees to refrain from disclosing to any person or entity, other than at the direction and approval of the Board of Directors, any confidential information regarding RETICULOSE, either directly or indirectly, or seek to exploit RETICULOSE, other than through and with the approval of the Corporation.

        (d) (i) It is agreed and understood by and among the parties to this Agreement that the restrictive covenants and agreements set forth in subparagraphs (a), (b) and (c) of this paragraph 12 are each individually essential elements of this Agreement and that, but for agreement of the Employee to comply with such covenants and agreements, the Corporation would not have agreed to employ Employee. Further, Employee expressly acknowledges that the restrictions contained in subparagraphs (a), (b) and (c) of this paragraph 12 are reasonable and necessary to accomplish the mutual objectives of the parties associated with the employment relationship and to protect the Corporation's legitimate interests and protecting its business and business relationships. Employee further acknowledges that enforcement of the restrictions contained herein will not deprive him, or any of his agents, servants or employees, or any of them, of the ability to earn a reasonable living and that any violation of the restrictions contained in this Agreement will cause irreparable injury to Corporation. Such covenants and agreements of the Employee shall be construed as agreements independent of any other provision of this Agreement and of each other. The existence of any claim or cause of action of the Employee against the Corporation, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Corporation of such restrictive covenants and agreements.

            (ii) It is agreed by the parties hereto that if any portion of the restrictive covenants and agreements set forth in subparagraphs (a), (b) and (c) of this paragraph 12 are held to be invalid, unreasonable, arbitrary or against public policy, then each such agreement shall be considered divisible both as to time, geographical area and any other relevant feature, with each month of a


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specified period being deemed a separate period of time and each geographical market area being deemed a separate geographical area, it being the intention of the parties that a lesser period of time, geographical area or other relevant feature shall be enforced so long as the same is not unreasonable, arbitrary or against public policy. The parties hereto further agree that, in the event any court of competent jurisdiction determines that a specified time period, a specified geographical area or any other relevant feature is unreasonable, arbitrary or against public policy, a lesser time period, geographical area or other relevant feature which is determined to be reasonable, non-arbitrary and not against public policy may be enforced against the Employee and Employee agrees to be bound thereby.

              (iii) The parties hereto agree that damages at law, including but not limited to monetary damages, will be insufficient remedy to the Corporation in the event that the restrictive covenants of subparagraphs (a),
(b) and (c) of this paragraph 12 are violated and that, in addition to any remedies or rights that may be available to the Corporation, all of which other remedies or rights shall be deemed to be cumulative, retained by Corporation and not waived by the enforcement of any remedy available hereunder, including but not limited to the right to sue for monetary damages; Corporation also shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief, including but not limited to a temporary restraining order or temporary, preliminary or permanent injunction, to enforce the provisions of this paragraph as well as an equitable accounting of all profits or benefits arising out of any such violation, all of which shall constitute rights and remedies to which the Corporation may be entitled.

        (d) Employee recognizes that the restrictions set forth in this paragraph are reasonable and properly required for the adequate protection of the business of the Corporation.


    13. Survival of Representations and Warranties: The warranties, representations, covenants and agreements set forth herein shall be continuous and shall survive the termination of this Agreement or any part hereof.


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        14. Entire Agreement:  This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and this Agreement supersedes in all respects all written or oral understandings and agreements heretofore existing between the parties hereto.

        15. Amendment and Waiver: This Agreement may not be modified or amended except by an instrument on writing duly executed by the parties hereto. No waiver of compliance with any provision or condition hereof and no consent provided for herein shall be effective unless evidenced by an instrument in writing duly executed by the party hereto sought to be charged with such waiver or consent.

        16. Notices: Notices and requests required or permitted hereunder shall be deemed to be delivered hereunder if mailed with postage prepaid or delivered, in writing as follows:

            If to the Corporation: 1250 East Hallandale Beach Blvd., Hallandale, Fl 33009 or such other address as the Corporation shall designate in writing.

            If to Employee: 5240 Blackstone Avenue, Riverdale, New York 10471.

        17. Counterparts: This Agreement may be executed in one or more counterparts, and all such counterparts shall constitute one and the same instrument.

        18. Captions: Captions used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

        19. Execution of Documents: At any time and from time to time, the parties hereto shall execute such documents as are necessary to effect this Agreement.

        20. Arbitration: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, or regarding the

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failure or refusal to perform the whole or any part of this Agreement shall be settled by arbitration in Dade County, Florida, or in such other County and State of jurisdiction as the Corporation shall then have its corporate headquarters, in accordance with the rules of the American Arbitration Association, and the judgment upon the award rendered may be entered in any court having jurisdiction hereof. Any decision made by an arbitrator or by the arbitrators under this provision shall be enforceable as a final and binding decision as if it were a final decision or decree of a court of competent jurisdiction.

   21.  General Provisions:

        (a) Assignability. This Agreement shall not be assignable by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement.

        (b) Governing Law. This Agreement has been negotiated and prepared and shall be performed in the State of Florida, and the validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida (except that if any choice of law provision under Florida law would result in the application of the law of a state or jurisdiction other than the State of Florida, such provision shall not apply).

        (c) Severability of Provisions. The invalidity or unenforceability of any particular provision hereof shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

        (d) Successors and Assigns. The rights and obligations of the parties hereunder shall inure to the benefit of, and be binding and enforceable upon the respective heirs, successors, assigns and transferees of either party.

        (e) Reliance. All representations and warranties contained herein, or any certificate or other instrument delivered in connection herewith, shall be deemed to have been relied upon by the parties hereto, notwithstanding any independent investigation made by or on behalf of such parties.




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        IN WITNESS WHEREOF, the undersigned have hereunto caused this Agreement to be executed the day and year first above written.


ADVANCED VIRAL RESEARCH CORP.


By:/s/ William Bregman                            (Seal)
       William Bregman, Secretary, Treasurer

EMPLOYEE:

   /s/ Shalom Z. Hirschman
       Shalom Z. Hirschman

                    (For purposes of Section 1(b) only.)

/s/ William Bregman              /s/ Bernard Friedland
    WILLIAM BREGMAN                  BERNARD FRIEDLAND